
                                    MONTHLY SERIES 1997-A CERTIFICATEHOLDERS' STATEMENT
                                                      Series 1997-A
                                         Class A - 055237AC5 Class B - 055237AD3
                                       BANK OF AMERICA, NATIONAL ASSOCIATION (USA)
                        _________________________________________________________________________
                                               BA MASTER CREDIT CARD TRUST
                        _________________________________________________________________________

                     The information which is required to be prepared with respect to the Distribution Date of
                           February 15, 2002, and with respect to the performance of the Trust during the related Monthly Period.

                         Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.



A.           Information Regarding the Current Monthly Distribution (Stated on the Basis of $1,000
           ------------------------------------------------------------------------------------------
                                     Original Certificate Principal Amount)
           ------------------------------------------------------------------------------------------
       1.  The amount of the current monthly distribution in respect of Class A Monthly Principal                0.00000
                                                                                                       ------------------
       2.  The amount of the current monthly distribution in respect of Class B Monthly Principal                0.00000
                                                                                                       ------------------
       3.  The amount of the current monthly distribution in respect of Collateral Monthly Principal             0.00000
                                                                                                       ------------------
       4.  The amount of the current monthly distribution in respect of Class A Monthly Interest                 1.66194
                                                                                                       ------------------
       5.  The amount of the current monthly distribution in respect of Class A Deficiency Amounts               0.00000
                                                                                                       ------------------
       6.  The amount of the current monthly distribution in respect of Class A Additional Interest              0.00000
                                                                                                       ------------------
       7.  The amount of the current monthly distribution in respect of Class B Monthly Interest                 1.81694
                                                                                                       ------------------
       8.  The amount of the current monthly distribution in respect of Class B Deficiency Amounts               0.00000
                                                                                                       ------------------
       9.  The amount of the current monthly distribution in respect of Class B Additional Interest              0.00000
                                                                                                       ------------------
      10.  The amount of the current monthly distribution in respect of Collateral Monthly Interest              1.95472
                                                                                                       ------------------
      11.  The amount of the current monthly distribution in respect of any accrued and unpaid                   0.00000
                                                                                                       ------------------
           Collateral Monthly Interest                                                                           0.00000
                                                                                                       ------------------

B.         Information Regarding the Performance of the Trust
           ------------------------------------------------------------------------------------------

       1.  Collection of Principal Receivables
           ------------------------------------------------------------------------------------------

      (a)  The aggregate amount of Collections of Principal Receivables processed during the
           related Monthly Period which were allocated in respect of the Class A Certificates          $   93,031,632.36
                                                                                                       ------------------

      (b)  The aggregate amount of Collections of Principal Receivables processed during the
           related Monthly Period which were allocated in respect of the Class B Certificates          $    5,915,306.10
                                                                                                       ------------------

      (c)  The aggregate amount of Collections of Principal Receivables processed during
           the related Monthly Period which were allocated in respect of the Collateral Interest       $    8,604,081.61
                                                                                                       ------------------

       2.  Principal Receivables in the Trust
           ------------------------------------------------------------------------------------------

      (a)  The aggregate amount of Principal Receivables in the Trust as of the end of the day on
           the last day of the related Monthly Period                                                  $8,257,473,283.01
                                                                                                       ------------------

      (b)  The amount of Principal Receivables in the Trust represented by the Investor Interest of
           Series 1997-A as of the end of the day on the last day of the related Monthly Period        $  750,000,000.00
                                                                                                       ------------------

      (c)  The amount of Principal Receivables in the Trust represented by the Series 1997-A
           Adjusted  Investor Interest as of the end of day on the last day of the related Monthly
           Period                                                                                      $  564,642,858.00
                                                                                                       ------------------

      (d)  The amount of Principal Receivables in the Trust represented by the Class A Investor
           Interest as of the end of the day on the last day of the related Monthly Period             $  648,750,000.00
                                                                                                       ------------------

      (e)  The amount of Principal Receivables in the Trust represented by the Class A Adjusted
           Investor Interest as of the end of day on the last day of the related Monthly Period        $  463,392,858.00
                                                                                                       ------------------

      (f)  The amount of Principal Receivables in the Trust represented by the Class B Investor
           Interest as of the end of the day on the last day of the related Monthly Period             $   41,250,000.00
                                                                                                       ------------------

      (g)  The amount of Principal Receivables in the Trust represented by the Collateral Interest
           Amount as of the end of the day on the last day of the related Monthly Period               $   60,000,000.00
                                                                                                       ------------------

      (h)  The Floating Investor Percentage with respect to the related Monthly Period                           11.0167%
                                                                                                       ------------------
      (i)  The Class A Floating Allocation with respect to the related Monthly Period                              61.79%
                                                                                                       ------------------
      (j)  The Class B Floating Allocation with respect to the related Monthly Period                               5.50%
                                                                                                       ------------------
      (k)  The Collateral Floating Allocation with respect to the related Monthly Period                            8.00%
                                                                                                       ------------------
      (l)  The Fixed Investor Percentage with respect to the related Monthly Period                                 8.83%
                                                                                                       ------------------
      (m)  The Class A Fixed Allocation with respect to the related Monthly Period                                 86.50%
                                                                                                       ------------------
      (n)  The Class B Fixed Allocation with respect to the related Monthly Period                                  5.50%
                                                                                                       ------------------
      (o)  The Collateral Fixed Allocation with respect to the related Monthly Period                               8.00%
                                                                                                       ------------------




3.   Delinquent Balances
     ----------------------------------------------------------------------------------
     The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                                                                         Aggregate        Percentage of
                                                                                         Account          Total
                                                                                         Balance          Receivables
                                                                                         ---------------  --------------
(a)                                                                        31 - 60 days  $123,732,632.29         1.4734%
(b)                                                                        61 - 90 days  $ 95,777,198.69         1.1405%
(c)                                                                   91 - or more days  $176,025,184.01         2.0961%
                                                                                         ---------------  --------------
     Total                                                                               $395,535,014.99         4.7100%
                                                                                         ===============  ==============




      4.   Investor Default Amount
           ----------------------------------------------------------------------------------------
      (a)  The Aggregate Investor Default Amount for the related Monthly Period                      $  5,258,265.88
                                                                                                     ----------------
      (b)  The Class A Investor Default Amount for the related Monthly Period                        $  3,248,857.12
                                                                                                     ----------------
      (c)  The Class B Investor Default Amount for the related Monthly Period                        $    289,204.62
                                                                                                     ----------------
      (d)  The Collateral Default Amount for the related Monthly Period                              $  1,720,204.14
                                                                                                     ----------------

       5.  Investor Charge Offs
           ----------------------------------------------------------------------------------------
      (a)  The aggregate amount of Class A Investor Charge Offs for the related Monthly Period       $          0.00
                                                                                                     ----------------

      (b)  The aggregate amount of Class A Investor Charge Offs set forth in 5(a) above per
           1,000 of original certificate principal amount                                           $          0.00
                                                                                                     ----------------

      (c)  The aggregate amount of Class B Investor Charge Offs for the related Monthly Period       $          0.00
                                                                                                     ----------------

      (d)  The aggregate amount of Class B Investor Charge Offset forth in 5(c) above per $1,000
           of original certificate principal amount                                                  $          0.00
                                                                                                     ----------------

      (e)  The aggregate amount of Collateral Charge Offs for the related Monthly Period             $          0.00
                                                                                                     ----------------

      (f)  The aggregate amount of Collateral Charge Offs set forth in 5(e) above per $1,000 of
           original certificate principal amount                                                     $          0.00
                                                                                                     ----------------

      (g)  The aggregate amount of Class A Investor Charge Offs reimbursed on the Transfer
           Date immediately preceding this Distribution Date                                         $          0.00
                                                                                                     ----------------

      (h)  The aggregate amount of Class A Investor Charge Offs set forth in 5(g) above per
           1,000 original certificate principal amount reimbursed on the Transfer Date
           immediately preceding this Distribution Date                                              $          0.00
                                                                                                     ----------------

      (i)  The aggregate amount of Class B Investor Charge Offs reimbursed on the Transfer
           Date immediately preceding this Distribution Date                                         $          0.00
                                                                                                     ----------------

      (j)  The aggregate amount of Class B Investor Charge Offs set forth in 5(i) above per
           1,000 original certificate principal amount reimbursed on the Transfer Date
           immediately preceding this Distribution Date                                              $          0.00
                                                                                                     ----------------

      (k)  The aggregate amount of Collateral Charge Offs reimbursed on the Transfer Date
           immediately preceding this Distribution Date                                              $          0.00
                                                                                                     ----------------

      (l)  The aggregate amount of Collateral Charge Offs set forth in 5(k) above per $1,000 original certificate principal amount reimbursed on the Transfer Date immediately
           preceding Distribution Date                                                               $          0.00
                                                                                                     ----------------

       6.  Investor Servicing Fee
           ----------------------------------------------------------------------------------------
      (a)  The amount of the Class A Servicing Fee payable by the Trust to the Servicer for the
           related Monthly Period                                                                    $    386,160.71
                                                                                                     ----------------

      (b)  The amount of the Class B Servicing Fee payable by the Trust to the Servicer for the
           related Monthly Period                                                                    $     34,375.00
                                                                                                     ----------------

      (c)  The amount of the Collateral Servicing Fee payable by the Trust to the Servicer for the
           related Monthly Period                                                                    $     50,000.00
                                                                                                     ----------------

      (d)  The amount of Servicer Interchange payable by the Trust to the Servicer for the related
           Monthly Period                                                                            $    470,535.71
                                                                                                     ----------------

       7.  Reallocation
           ----------------------------------------------------------------------------------------
      (a)  The amount of Reallocated Collateral Principal Collections with respect to this
           Distribution Date                                                                         $          0.00
                                                                                                     ----------------

      (b)  The amount of Reallocated Class B Principal Collections with respect to this
           Distribution Date                                                                         $          0.00
                                                                                                     ----------------

      (c)  The Collateral Interest Amount as of the close of business on this Distribution Date      $ 60,000,000.00
                                                                                                     ----------------

      (d)  The Class B Investor Interest as of the close of business on this Distribution Date       $ 41,250,000.00
                                                                                                     ----------------

       8.  Collection of Finance Charge Receivables
           ----------------------------------------------------------------------------------------
      (a)  The aggregate amount of Collections of Finance Charge Receivables processed during the related Monthly Period which were allocated in respect of the
           Class A Certificates                                                                      $  6,095,331.37
                                                                                                     ----------------

      (b)  The aggregate amount of Collections of Finance Charge Receivables processed during the related Monthly Period which were allocated in respect of the
           Class B Certificates                                                                      $    542,590.19
                                                                                                     ----------------

      (c)  The aggregate amount of Collections of Finance Charge Receivables processed
           during the related Monthly Period which were allocated in respect of the                  $  3,227,354.69
                                                                                                     ----------------
           Collateral Interest

       9.  Principal Funding Account
           ----------------------------------------------------------------------------------------
      (a)  The principal amount on deposit in the Principal Funding Account on the related
           Transfer Date                                                                             $278,035,713.00
                                                                                                     ----------------

      (b)  The Accumulation Shortfall with respect to the related Monthly Period                     $          0.00
                                                                                                     ----------------

      (c)  The Principal Funding Investment Proceeds deposited in the Finance Charge
           Account on the related Transfer Date                                                      $    240,998.20
                                                                                                     ----------------

      (d)  The Principal Funding Investment Shortfall                                                $          0.00
                                                                                                     ----------------

      (e)  The amount of all or the portion of the Reserve Draw Amount deposited in the Finance
           Charge Account on the related Transfer Date from the Reserve Account                      $          0.00
                                                                                                     ----------------

      10.  Reserve Draw Amount                                                                       $          0.00
           ----------------------------------------------------------------------------------------  ----------------

      11.  Available Funds
           ----------------------------------------------------------------------------------------
      (a)  The amount of Class A Available Funds on deposit in the Finance Charge Account on
           the related Transfer Date                                                                 $  6,336,329.57
                                                                                                     ----------------

      (b)  The amount of Class B Available Funds on deposit in the Finance Charge Account on
           the related Transfer Date                                                                 $    542,590.19
                                                                                                     ----------------

      (c)  The amount of Collateral Interest Available Funds on deposit in the Finance Charge
           Account on the related Transfer Date                                                      $  3,227,354.69
                                                                                                     ----------------

      12.  Portfolio Yield
           ----------------------------------------------------------------------------------------

      (a)  The Portfolio Yield (Net) for the related Monthly Period                                           8.5097%
                                                                                                     ----------------
      (b)  The Portfolio Adjusted Yield for the related Monthly Period                                        4.4713%
                                                                                                     ----------------

C.         Floating Rate Determinations
           ----------------------------------------------------------------------------------------

       1.  LIBOR for the Interest Period ending on this Distribution Date                                     1.8200%
                                                                                                     ----------------
       2.  Class A Certificate Rate                                                                           1.9300%
                                                                                                     ----------------
       3.  Class B Certificate Rate                                                                           2.1100%
                                                                                                     ----------------



          BANK  OF  AMERICA,  NATIONAL  ASSOCIATION  (USA)
          TRANSFEROR  AND  SERVICER


          By:  /s/   R.  Brian  Rozelle
          -----------------------------
          Name:      R.  Brian  Rozelle
          Title:     Assistant  Vice  President